UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 5, 2018

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado  80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Lind Second Tranche Increase

As previously disclosed, on December 14, 2015, NioCorp Developments Ltd. (the “Company”) entered into a definitive convertible security funding agreement (the “Lind Agreement”) with an entity managed by The Lind Partners, a New York-based asset management firm (collectively with The Lind Partners, “Lind”), and issued to Lind an initial convertible security (the “Initial Convertible Security”).

Pursuant to notice provided by Lind to the Company of its election to advance, in total, an additional $2.5 million in funding under the Initial Convertible Security and the Lind Agreement (the “Second Tranche Increase”), on February 5, 2018 and February 7, 2018, Lind funded $0.5 million and $0.5 million, respectively, under the Second Tranche Increase. With the payment of the full $2.5 million in funding by Lind to the Company, the face amount of the Initial Convertible Security was increased to $3.0 million ($2.5 million in additional funding and $0.5 million in implied interest amount).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure regarding the Lind Agreement and the Second Tranche Increase contained in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

On February 5, 2018, in connection with the funding of $0.5 million of the $2.5 million Second Tranche Increase, the Company issued 529,344 common share purchase warrants of the Company (the “Warrants”) to Lind, with each Warrant entitling the holder to acquire one common share at a price of C$0.70 per share until February 5, 2021. The Warrants were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(a)(2) thereof based upon representations and warranties of Lind in connection with the Second Tranche Increase.

On February 7, 2018, in connection with the funding of $0.5 million of the $2.5 million Second Tranche Increase, the Company issued 541,435 common share purchase warrants of the Company (the “Warrants”) to Lind, with each Warrant entitling the holder to acquire one common share at a price of C$0.69 per share until February 7, 2021. The Warrants were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(a)(2) thereof based upon representations and warranties of Lind in connection with the Second Tranche Increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

By:	/s/ Neal S. Shah
Name: Neal S. Shah
Title: Chief Financial Officer

Date: February 8, 2018